UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2014

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, Lear Corporation (the “Company”) was named as a defendant in a number of class action complaints in the United States that were consolidated into one proceeding in the United States District Court for the Eastern District of Michigan against the Company and several other global suppliers of automotive wire harnesses, alleging violations of federal and state antitrust and related laws (the “Consolidated Cases”). The class plaintiffs, who purport to be direct and indirect purchasers of automotive wire harnesses supplied by the Company and/or the other defendants during the relevant period, allege that the defendants conspired to fix prices at which automotive wire harnesses were sold. The class plaintiffs in these proceedings seek injunctive relief and recovery of an unspecified amount of damages.

In order to avoid the costs and distraction of continuing to litigate the Consolidated Cases, on May 6, 2014, the Company, entered into settlement agreements (the “Settlement Agreements”) under which the class plaintiffs will release the Company from all claims, demands, actions, suits and causes of action in the Consolidated Cases. The Settlement Agreements contain no admission by the Company of any wrongdoing, and the Company maintains that it violated no laws in connection with this matter. Because the conduct alleged by the class plaintiffs overwhelmingly relates to periods prior to the Company’s emergence from bankruptcy in 2009, the Settlement Agreements provide that the aggregate settlement amount of $8.75 million will consist of $370,263 in cash contributed by the Company with the remainder paid in outstanding common stock and warrants of the Company held in the bankruptcy reserve established under the Company’s plan of reorganization.

The settlement remains subject to approval by the United States District Court for the Eastern District of Michigan and the United States Bankruptcy Court for the Southern District of New York.

The Company remains a defendant in putative class action complaints filed in the Superior Courts of Justice in Ontario, Quebec and British Columbia against the Company and several other global suppliers of automotive wire harnesses alleging violations of Canadian laws related to competition (the “Canadian Complaints”) as well as a putative class action complaint filed in the United States District Court for the Eastern District of Michigan by the City of Richmond, California on behalf of itself and other so-called “Public Entities” comprising states, state subdivisions, agencies and instrumentalities, and local government subdivisions and agencies (the “Public Entities Complaint”). The allegations in the Canadian Complaints and Public Entities Complaint are substantially similar to those alleged in the Consolidated Cases. The Company believes the plaintiffs’ allegations against it in the Canadian Complaints and Public Entities Complaint are without merit and intends to continue to vigorously defend itself in these proceedings.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this current report on Form 8-K or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company.

Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; the financial condition and restructuring actions of the Company’s customers and suppliers; changes in actual industry vehicle production levels from the Company’s current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company’s suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company’s management of new program launches; the costs, timing and success of restructuring actions; increases in the Company’s warranty, product liability or recall costs; risks associated with conducting business in foreign countries; the impact of regulations on the Company’s foreign operations; the operational and financial success of the Company’s joint ventures; competitive conditions impacting the Company and its key customers and suppliers; disruptions to the Company’s information technology systems; the cost and availability of raw materials, energy, commodities and product components and the Company’s ability to mitigate such costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations; unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers; limitations imposed by the Company’s existing indebtedness and the Company’s ability to access capital markets on commercially reasonable terms; impairment charges initiated by adverse industry or market developments; the Company’s ability to execute its strategic objectives; changes in discount rates and the actual return on pension assets; costs associated with compliance with environmental laws and regulations; the impact of new regulations related to conflict minerals; developments or assertions by or against the Company relating to intellectual property rights; the Company’s ability to utilize its net operating loss, capital loss and tax credit carryforwards; global sovereign fiscal matters and creditworthiness, including potential defaults and the related impacts on economic activity, including the possible effects on credit markets, currency values, monetary unions, international treaties and fiscal policies; and other risks described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and other Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company’s success in implementing its operating strategy.

The forward-looking statements in this current report on Form 8-K are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: May 6, 2014	By:	/s/ Jeffrey H. Vanneste
	Name:	Jeffrey H. Vanneste
	Title:	Senior Vice President and Chief Financial Officer

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